Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2016	2017	2018
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	11,604,520	10,707,939	6,152,407

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,281,729	3,290,312	3,235,324
Dilutive effect of employee stock options and restricted share units	25,380	25,166	19,365
Weighted average number of ordinary shares outstanding, diluted	3,307,109	3,315,478	3,254,689
Net income per share, basic (RMB)	3.54	3.25	1.90
Net income per share, diluted (RMB)	3.51	3.23	1.89